Exhibit 99.3

Consolidated Balance Sheets
(dollars in millions)

	3/31/2021	12/31/2020	3/31/2020
Assets
Loans	$100,926	$101,185	$103,198
Loans held for sale	2,296	1,583	2,143
Securities available for sale	33,923	27,556	20,807
Held-to-maturity securities	6,857	7,595	9,638
Trading account assets	811	735	795
Short-term investments	15,376	16,194	4,073
Other investments	621	621	679
Total earning assets	160,810	155,469	141,333
Allowance for loan and lease losses	(1,438)	(1,626)	(1,359)
Cash and due from banks	938	1,091	865
Premises and equipment	737	753	791
Goodwill	2,673	2,664	2,664
Other intangible assets	173	188	236
Corporate-owned life insurance	4,296	4,286	4,243
Accrued income and other assets	7,347	6,812	6,604
Discontinued assets	667	699	820
Total assets	$176,203	$170,336	$156,197

Liabilities
Deposits in domestic offices:
NOW and money market deposit accounts	$82,777	$80,427	$71,005
Savings deposits	6,655	5,913	4,753
Certificates of deposit ($100,000 or more)	2,437	2,733	5,630
Other time deposits	2,782	3,010	4,623
Total interest-bearing deposits	94,651	92,083	86,011
Noninterest-bearing deposits	47,532	43,199	29,293
Total deposits	142,183	135,282	115,304
Federal funds purchased and securities sold under repurchase agreements	281	220	2,444
Bank notes and other short-term borrowings	744	759	4,606
Accrued expense and other liabilities	2,862	2,385	2,700
Long-term debt	12,499	13,709	13,732
Total liabilities	158,569	152,355	138,786

Equity
Preferred stock	1,900	1,900	1,900
Common shares	1,257	1,257	1,257
Capital surplus	6,213	6,281	6,222
Retained earnings	13,166	12,751	12,174
Treasury stock, at cost	(5,005)	(4,946)	(4,956)
Accumulated other comprehensive income (loss)	103	738	814
Key shareholders’ equity	17,634	17,981	17,411
Noncontrolling interests	—	—	—
Total equity	17,634	17,981	17,411
Total liabilities and equity	$176,203	$170,336	$156,197

Common shares outstanding (000)	972,587	975,773	975,319

Consolidated Statements of Income
(dollars in millions, except per share amounts)
	Three months ended
	3/31/2021	12/31/2020	3/31/2020
Interest income
Loans	$889	$933	$1,026
Loans held for sale	11	11	19
Securities available for sale	130	119	129
Held-to-maturity securities	45	51	62
Trading account assets	5	4	8
Short-term investments	5	4	6
Other investments	2	3	1
Total interest income	1,087	1,125	1,251
Interest expense
Deposits	21	28	169
Federal funds purchased and securities sold under repurchase agreements	—	—	6
Bank notes and other short-term borrowings	1	1	5
Long-term debt	60	61	90
Total interest expense	82	90	270
Net interest income	1,005	1,035	981
Provision for credit losses	(93)	20	359
Net interest income after provision for credit losses	1,098	1,015	622
Noninterest income
Trust and investment services income	133	123	133
Investment banking and debt placement fees	162	243	116
Service charges on deposit accounts	73	82	84
Operating lease income and other leasing gains	38	39	30
Corporate services income	64	63	62
Cards and payments income	105	97	66
Corporate-owned life insurance income	31	38	36
Consumer mortgage income	47	43	20
Commercial mortgage servicing fees	34	32	18
Other income	51	42	(88)
Total noninterest income	738	802	477
Noninterest expense
Personnel	624	661	515
Net occupancy	76	75	76
Computer processing	73	62	55
Business services and professional fees	50	54	44
Equipment	25	26	24
Operating lease expense	34	35	36
Marketing	26	30	21
Intangible asset amortization	15	15	17
Other expense	148	170	143
Total noninterest expense	1,071	1,128	931
Income (loss) from continuing operations before income taxes	765	689	168
Income taxes	147	114	23
Income (loss) from continuing operations	618	575	145
Income (loss) from discontinued operations, net of taxes	4	7	1
Net income (loss)	622	582	146
Less: Net income (loss) attributable to noncontrolling interests	—	—	—
Net income (loss) attributable to Key	$622	$582	$146

Income (loss) from continuing operations attributable to Key common shareholders	$591	$549	$118
Net income (loss) attributable to Key common shareholders	595	556	119
Per common share
Income (loss) from continuing operations attributable to Key common shareholders	$.61	$.57	$.12
Income (loss) from discontinued operations, net of taxes	—	.01	—
Net income (loss) attributable to Key common shareholders (a)	.62	.57	.12
Per common share — assuming dilution
Income (loss) from continuing operations attributable to Key common shareholders	$.61	$.56	$.12
Income (loss) from discontinued operations, net of taxes	—	.01	—
Net income (loss) attributable to Key common shareholders (a)	.61	.57	$.12

Cash dividends declared per common share	$.185	$.185	$.185

Weighted-average common shares outstanding (000)	964,878	967,987	967,446
Effect of common share options and other stock awards	9,419	8,473	8,664
Weighted-average common shares and potential common shares outstanding (000) (b)	974,297	976,460	976,110

(a)Earnings per share may not foot due to rounding.
(b)Assumes conversion of common share options and other stock awards and/or convertible preferred stock, as applicable.